Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of July 1, 2026, but effective as of June 30, 2026 (the “First Amendment Effective Date”), is made and entered into by and between PLUG POWER INC., a Delaware corporation (“Plug Power”) and PLUG PROJECT HOLDING CO., LLC, a Delaware limited liability company (“Holding Company” and together with Plug Power, individually and collectively, as applicable, the “Seller”), and STREAM US DATA CENTERS, LLC, a Texas limited liability company (the “Purchaser”). Seller and Purchaser are each a “Party” and collectively, the “Parties”.

RECITALS

WHEREAS, the Parties previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of February 24, 2026 (the “Agreement”), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, the Property (as defined in the Agreement), subject to the terms, provisions and conditions thereof; and

WHEREAS, the Outside Closing Date under the Agreement is set forth as June 30, 2026;

and

WHEREAS, Seller and Purchaser mutually desire to amend the Agreement to, among other things, extend the Outside Closing Date, in each case on the terms and subject to the conditions specifically set forth herein, and are executing and delivering this Amendment for such purpose.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Defined Terms. All initially capitalized terms not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2.Extension of Outside Closing Date. The Parties hereby extend the Outside Closing Date and acknowledge the Agreement is in full force and effect, as modified by this Amendment. The Outside Closing Date as defined in Section 12 of the Agreement is hereby extended until 5:00 p.m. EST on July 7, 2026. All references to the “Outside Closing Date” in the Agreement shall mean that period running through and including 5:00 p.m. EST on July 7, 2026.

3.Full Force and Effect. The Agreement, as amended by this Amendment, shall be and remain in good standing and in full force and effect.

4.Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

5.Conflict or Inconsistency. In the event of any conflict or inconsistency between the terms and provisions hereof and those of the Agreement, the terms and provisions hereof shall govern and control.

6.Severability. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect the enforceability of any other provision of this Amendment, all of which shall remain in full force and effect.

7.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. Purchaser and Seller acknowledge and agree that, notwithstanding any law or presumption to the contrary, an electronic (transmitted by electronic mail in a PDF format) or telefaxed signature of either Party upon this Amendment shall be deemed valid and binding and admissible by either Party against the other as if same were an original ink signature. Purchaser and Seller (i) intend to be bound by the signatures to this Amendment sent by facsimile or electronic mail, (ii) are aware that the other Party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the First Amendment Effective Date.

SELLER:

PLUG POWER INC.,
a Delaware corporation

By:	/s/ Jose Luis Crespo
Name:	Jose Luis Crespo
Its:	President & CEO

PLUG PROJECT HOLDING CO., LLC,
a Delaware limited liability company

By:	/s/ Paul Middleton
Name:	Paul Middleton
Its:	CFO

[Signatures continue on following page]

PURCHASER:

STREAM US DATA CENTERS, LLC,
a Texas limited liability company

By:	/s/ Oisín Ó Murchú
Name:	Oisín Ó Murchú
Its:	Chief Development Officer